Supplement to Fidelity's Targeted International Equity Funds®
December 29, 2000 Revised April 1, 2001
Prospectus

The following information replaces similar information found in the "Fee Table" section on page 13.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price) for
Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, Japan Smaller Companies Fund,
Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund only

3.00%A
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Redemption fee on shares held less than 90 days (as a % of amount redeemed)
for Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund only

1.50%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe Fund and Europe Capital Appreciation Fund only	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

A Lower sales charges may be available for accounts over $250,000.

The following information replaces similar information found in the "Account Features and Policies" section beginning on page 27.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), except fund positions not subject to balance minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position.

TIF-01-05 May 30, 2001
1.483702.124

Effective June 30, 2001, the following information replaces the biographical information found in the "Fund Management" section on page 31.

Margaret Reynolds is portfolio manager of Latin America Fund, which she has managed since June 2001. She also manages other Fidelity funds. Since joining Fidelity in 1995, Ms. Reynolds has worked as a research analyst and manager.

The following information replaces the biographical information found in the "Fund Management" section on page 31.

John Carlson is vice president and manager of Emerging Markets Fund, which he has managed since May 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Carlson has worked as a research analyst and manager.

SUPPLEMENT TO

FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS®
FIDELITY® CANADA FUND, FIDELITY CHINA REGION FUND (formerly FIDELITY HONG KONG and CHINA FUND), FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND,
FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, and
FIDELITY SOUTHEAST ASIA FUND

Funds of Fidelity Investment Trust

December 29, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information has been removed from under the heading "Investment Limitations of Canada Fund" in the "Investment Policies and Limitations" section on page 2.

The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found under the heading "Investment Limitations of Canada Fund" in the "Investment Policies and Limitations" section on page 2.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Canadian market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Canadian market.

The following non-fundamental investment limitation supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Canada Fund" beginning on page 2.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following information supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Canada Fund" beginning on page 2.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

The following information replaces similar information found under the heading "Investment Limitations of Canada Fund" in the "Investment Policies and Limitations" section on page 3.

For purposes of normally investing at least 65% of the fund's total assets in securities of Canadian issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

TIFB-01-06 May 30, 2001
1.467593.118

The following information replaces similar information found under the heading "Investment Limitations of China Region Fund" in the "Investment Policies and Limitations" section on page 3.

The fund may not:

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Hong Kong, Taiwanese, and Chinese market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Hong Kong, Taiwanese, and Chinese market.

The following information has been removed from under the heading "Investment Limitations of Emerging Markets Fund" in the "Investment Policies and Limitations" section on page 4.

The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found under the heading "Investment Limitations of Emerging Markets Fund" in the "Investment Policies and Limitations" section on page 4.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following non-fundamental investment limitation supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Emerging Markets Fund" beginning on page 4.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following information supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Emerging Markets Fund" beginning on page 4.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

The following information replaces similar information found under the heading "Investment Limitations of Europe Fund" in the "Investment Policies and Limitations" section on page 5.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information replaces similar information found under the heading "Investment Limitations of Europe Fund" in the "Investment Policies and Limitations" section on page 6.

For purposes of normally investing at least 65% of the fund's total assets in securities of European issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following information replaces similar information found under the heading "Investment Limitations of Europe Capital Appreciation Fund" in the "Investment Policies and Limitations" section on page 6.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information replaces similar information found under the heading "Investment Limitations of Japan Fund" in the "Investment Policies and Limitations" section on page 7.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information replaces similar information found under the heading "Investment Limitations of Japan Smaller Companies Fund" in the "Investment Policies and Limitations" section on page 8.

The fund may not:

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information has been removed from under the heading "Investment Limitations of Latin America Fund" in the "Investment Policies and Limitations" section on page 9.

The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found under the heading "Investment Limitations of Latin America Fund" in the "Investment Policies and Limitations" section on page 10.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following non-fundamental investment limitation supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Latin America Fund" beginning on page 9.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following information supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Latin America Fund" beginning on page 9.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

The following information replaces similar information found under the heading "Investment Limitations of Nordic Fund" in the "Investment Policies and Limitations" section on page 11.

The fund may not:

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information replaces similar information found under the heading "Investment Limitations of Pacific Basin Fund" in the "Investment Policies and Limitations" section on page 12.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following information replaces similar information found under the heading "Investment Limitations of Pacific Basin Fund" in the "Investment Policies and Limitations" section on page 13.

For purposes of normally investing at least 65% of the fund's total assets in securities of Pacific Basin issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following information has been removed from under the heading "Investment Limitations of Southeast Asia Fund" in the "Investment Policies and Limitations" section on page 13.

The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found under the heading "Investment Limitations of Southeast Asia Fund" in the "Investment Policies and Limitations" section beginning on page 13.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The following non-fundamental investment limitation supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Southeast Asia Fund" beginning on page 13.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following information supplements the information found in the "Investment Policies and Limitations" section under the heading "Investment Limitations of Southeast Asia Fund" beginning on page 13.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

The following information replaces similar information found under the heading "Performance Comparisons" in the "Performance" section beginning on page 44.

Pacific Basin may compare its performance to that of the Morgan Stanley Capital International All Country (MSCI AC) Pacific Free Index, a market capitalization-weighted equity index of approximately 745 stocks traded in the five developed markets in the Pacific Region (Australia, Hong Kong, Japan, New Zealand, and Singapore) as well as the emerging markets of China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand. From December 1, 1998 to May 31, 2000, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to December 1, 1998 and after May 31, 2000. Stocks are selected for this index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. This index excludes those stocks that cannot be purchased by foreign investors in otherwise free markets.

During the period from April 1, 1999 through March 13, 2001, Ms. Johnson served as a Member of the Advisory Board. Effective March 14, 2001, Ms. Johnson has been elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 48.

ABIGAIL P. JOHNSON (39), Trustee of Fidelity Investment Trust (2001), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 48.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors and Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped) and is Chairman of the Accountability Advisory Panel to the Comptroller General of the Unites States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 48.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 48.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals), Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 49.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

During the period from November 1, 2000 through March 13, 2001, Mr. Stavropoulos served as a Member of the Advisory Board. Effective March 14, 2001, Mr.Stavropoulos has been elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 48.

WILLIAM S. STAVROPOULOS (61), Trustee of Fidelity Investment Trust (2001). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 50.

THOMAS R. WILLIAMS (72) Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information supplements the information found under the heading "Trustees and Officers" section beginning on page 48.

PAUL F. MALONEY (51) is Assistant Treasurer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information replaces similar information found under the heading "Management Fees" in the "Management Contracts" section on page 53.

For the services of FMR under the management contract, Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Canada Fund's performance to that of the TSE 300, Europe Fund's performance to that of the MSCI Europe Index, Europe Capital Appreciation Fund's performance to that of the MSCI Europe Index, Japan Fund's performance to that of the TOPIX, Pacific Basin Fund's performance to that of a blend of the performance of the MSCI Pacific Index and the MSCI AC Pacific Free Index or Southeast Asia Fund's performance to that of the MSCI AC Far East Free ex Japan Index.

The following information replaces the first paragraph found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section on page 55.

Computing the Performance Adjustment. The basic fee for each of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the TSE 300 for Canada Fund, the MSCI Europe Index for Europe Fund, the MSCI Europe Index for Europe Capital Appreciation Fund, the TOPIX for Japan Fund, a blend of the MSCI Pacific Index and MSCI AC Pacific Free Index for Pacific Basin Fund, or the MSCI AC Far East Free ex Japan Index for Southeast Asia Fund. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to April 1, 2001, Pacific Basin Fund compares its performance to the MSCI Pacific Index (Prior Index). For the period beginning April 1, 2001, Pacific Basin Fund compares its performance to the MSCI AC Pacific Free Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Pacific Basin Fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning April 1, 2001 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

The following information replaces similar information found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section on page 55.

The record of each of the following Indexes: the TSE 300 (for Canada Fund), the MSCI Europe Index (for Europe Fund and Europe Capital Appreciation Fund), the TOPIX (for Japan Fund), and the MSCI AC Far East Free ex Japan Index (for Southeast Asia Fund) is based on change in value and is adjusted for any cash distributions from the companies whose securities compose each fund's respective Index. Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. The records of the MSCI Pacific Index and the MSCI AC Pacific Free Index for Pacific Basin Fund are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Pacific Basin Fund's performance compared to the blended investment records of the MSCI Pacific Index and the MSCI AC Pacific Free Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the Indexes. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following information replaces similar information found under the heading "Sub-Advisers" in the "Management Contracts" section on page 58.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

The following information supplements the information found under the heading "Sub-Advisers" in the "Management Contracts" section on page 59.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FIIA, FIIA(U.K.)L, and FIJ on behalf of Canada Fund, Europe Capital Appreciation Fund, and Latin America Fund for the past three fiscal years.

The following information supplements the information found in the "Distribution Services" section beginning on page 60.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

The following information replaces similar information found in the "Distribution Services" section on page 61.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 61.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.